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                                                                   Exhibit 10.36


                             SUBORDINATION AGREEMENT

                                ATTACHMENT "A"


In consideration of the financial accommodations given, to be given, or continued by West Coast Bank (hereinafter called "Bank") to microHelix, Inc., the Undersigned Creditor hereby agrees as follows:

1. The Undersigned hereby postpones and subordinates the indebtedness of mHL Development Co., Inc., (hereinafter called "Borrower") evidenced by a Promissory Note and Security Agreement dated December 15, 1999, in the original amount of $383,885.00; a Promissory Note and Security Agreement dated February 1, 2000, in the original amount of $160,000.00; and a Promissory Note and Security Agreement dated August 1, 2000, in the original amount of $675,000.00; all executed and delivered by Borrower to the undersigned to any and all indebtedness of Borrower to Bank, and agrees that no payment of or on any account of the indebtedness so subordinated shall be made, or security therefore given, if indebtedness of Borrower to Bank is 15 days or more in default, and further agrees not to demand, receive or accept any such payment or security. The sole exceptions is that periodic interest and / or principle may be received or accepted only so long as the indebtedness of the Borrower to the Bank is current and not in default. The term "indebtedness" as used herein means the debt evidenced by the above-described contract, Including interest thereon, and any extensions or renewals thereof, and all other and future indebtedness of Borrower to the undersigned.

2. Should any payment, distribution of security or proceeds thereof be received by the Undersigned upon or with respect to any indebtedness of Borrower to the Undersigned, should any payment be in default 15 days or more, the Undersigned shall forthwith deliver the same to Bank, in the form received (except for endorsement or assignment by the Undersigned where required by Bank), for application on any indebtedness of Borrower to Bank, and until so delivered, the same shall be held in trust by the Undersigned as the property of Bank.

3. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, readjustment of indebtedness, composition, reorganization, whether or not pursuant to bankruptcy laws, sale of all or substantially all of the assets, dissolution, winding up, liquidation, or any other marshalling of the assets and liabilities of Borrower, any payment or distribution of assets of Borrower of any kind or character, whether in cash, securities or other property, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness of Borrower to the Undersigned shall be paid or delivered directly to Bank for application of any indebtedness of Borrower to Bank until such indebtedness shall have been fully paid and satisfied. Bank shall have the right to enforce, collect and receive every such payment or distribution and give acquittance therefor, and Bank is hereby authorized, as attorney-in-fact for the Undersigned, to vote and prove the indebtedness of Borrower to the Undersigned in any of the above-described proceedings or in any meeting of creditors of Borrower relating thereto.

4. The Undersigned shall not assign, transfer, hypothecate or dispose of any claim it has or may have against Borrower while any indebtedness of Borrower to Bank remains unpaid, without the written consent of Bank.

5. The Undersigned shall, promptly upon receipt, endorse and deliver to Bank all notes or other instruments now or hereafter issued which evidence any indebtedness of Borrower to the Undersigned.

6. This agreement shall constitute a continuing agreement or subordination, and Bank may, without notice to the Undersigned, lend monies, extend credit and make other financial accommodations to or for the account of Borrower on the faith hereof until written notice of revocation of this agreement as to future transactions shall be delivered to Bank by the Undersigned. Any such notice revocation shall not affect this agreement in relation to any obligations or liabilities of Borrower then existing.

7. Bank, at any time and from time to time, either before or after any such notice of revocation, may enter into such agreement or agreements with Borrower as Bank may deem proper extending the time of payments or renewing or otherwise altering the terms of all or any of the indebtedness of Borrower to Bank or affecting any security underlying any or all of such indebtedness, or may exchange, sell or surrender or otherwise deal with any security, or may release any balance of funds of Borrower with Bank, without notice to the undersigned and without in any way impairing or affecting this agreement.

8. Bank's delay in or failure to exercise any right or remedy shall not be deemed a waiver of any obligation of the Undersigned or right of Bank. This agreement may be modified, and any of Bank's rights hereunder waived, only by agreement in writing signed by Bank.

9. This agreement shall inure to the benefit of Bank's successors and assigns and bind the heirs, legatees, personal representatives, successors and assigns of the Undersigned.

10. Notice of acceptance by Bank of this agreement is hereby waived by the Undersigned, and this agreement and all of the terms and provisions hereof shall immediately be binding upon the Undersigned from the date of execution hereof.

11. This agreement shall be construed and governed by the laws of the State of Oregon.

IN WITNESS WHEREOF, the Undersigned have executed this agreement this 21st day of December.

CREDITOR: RICHARD G SASS




By:              /s/
    --------------------------------------
    Richard G. Sass




WEST COAST BANK


By:              /s/
    --------------------------------------
           Authorized Signer for
           WEST COAST BANK